Leadership in a
Growing Market

Copyright © 2006 Portland General Electric. All Rights Reserved.

Exhibit 99.1

Edison Electric Institute
Financial Conference

November 7, 2006

A presentation by

Jim Piro

Executive VP Finance, CFO & Treasurer

Peggy Fowler

CEO and President

Bill Valach

Director, Investor Relations

This presentation contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.  Forward looking statements are statements of expectations, beliefs, plans, objectives, assumptions or future events or performance.  Words or phrases such as
"anticipates," "believes," "should," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result,"
"will continue," or similar expressions identify forward-looking statements.  The forward-looking statements in this presentation include, but are not limited to, events related to the distribution of new PGE common stock; expected earnings; future growth; financial performance; power supply strategy and portfolio; expected operational date of new generation plants; estimates related to the 2007 general rate case; estimates related to the accounting application for deferral of excess power costs related to the Boardman Plant outage; estimates related to  California wholesale receivables; investigations by the City of Portland, Oregon, with regard to rates charged by PGE and possible attempts to set rates for PGE customer located within the city; estimates related to Oregon Senate Bill 408 and recovery of investment costs from the Trojan nuclear facility; infrastructure and resource investment opportunities; and operational and company goals.

Although PGE believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, PGE can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from those contemplated include, among others, events related; governmental policies; outcome of legal and regulatory proceedings; changes in weather, hydroelectric, and energy market conditions; wholesale energy prices;
operational factors affecting PGE's power generation facilities; growth and demographic patterns in PGE's service territory; general political, economic, and financial market conditions; and other factors that might be described from time to time in PGE's filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, PGE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Cautionary Statement

POR
LISTED
NYSE
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Portland General
Electric

Portland General Electric

Independence Day

April 3, 2006

Through a Storm

Enron bankruptcy

Western energy crisis

Ownership uncertainty

Customer satisfaction decline

We Delivered Steady Success

Ongoing operational excellence

Investment-grade credit ratings

Port Westward

Maintained focus on core business

High levels of customer satisfaction

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

Customers &
Shareholders

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

High Customer Value

Customers

Industrial

Residential

Commercial

2005 Revenues

10-year annualized load growth of 1.4%*

Industrial

Residential

Commercial

2005 Energy Sales and Deliveries

* Adjusted for weather. Adjusted for SP Newsprint and Oregon Steel.

High Customer Value

Industrial Customer Base

No single customer accounts for more than 4% of retail revenues

Manufacturing

Paper

Retail

Industrial Load*

Technology

Services

Metals

* Data based on NAICS classifications. Twelve months ending December 31, 2005.

Technology

Intel Corporation

Siltronic Corporation

Retail

Nike, Inc.

Adidas America Inc.

Manufacturing

The Boeing Company

Precision Cast Parts

High Customer Value

Focus on Customer Service

Customer satisfaction

Account managers

Peak staffing

Web site and voice system

Advanced metering
infrastructure

High Customer Value

Operational Excellence

System reliability

Invest $175 to $200 million
annually

Case study: Heat wave

Quality and reliability program

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

Active Corporate Responsibility

Corporate Responsibility

Highest levels of ethics and compliance

Active role in community

Collaborative relationships

Environmental stewardship

Renewable power and energy efficiency

Active Corporate Responsibility

Oregon Regulation

Oregon Public Utility Commission

Three-member governor-appointed
Commission with four-year terms

Rates set based on a forward-test year

PGE actively communicates and
manages the OPUC relationship

Commission:

Lee Beyer
Commission Chairman
Democratic Party

Ray Baum
Commissioner

Republican Party

John Savage
Commissioner
Democratic Party

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

19%
32%
22%
27%

18%
25%
31%
26%

Portland General Electric

Reliable Reasonably Priced Supply

Integrated Resource Plan

2005 Power Sources1

Purchased

Hydro2

Coal

2007 Power Sources1

Gas

Purchased

Hydro2

Coal

Gas

Total PGE System Capability                   2,465 MW

2005 Peak Load                                                 3,606 MW

Total PGE System Capability                   2,865 MW

2007 Peak Load                                                 3,834 MW

(1) As a percent of peak load.

(2) Include long-term hydro contracts.

August, 2001

March, 2006

Reliable Reasonably Priced Supply

Port Westward

400MW gas-fired plant

6,826 heat rate
(without duct-firing)

$287 million
(including $29 million AFUDC)

Online first quarter 2007

June, 2006

Reliable Reasonably Priced Supply

Biglow Canyon Wind Farm

Columbia Gorge,
eastern Oregon

450MW total capacity

Phase 1: 126 MW

$256 million
(including $9 million AFUDC)

Online 2007 - 2008

Reliable Reasonably Priced Supply

Hydro Relicensing

30- to 50-year renewals

Pelton/Round Butte 50 years

Clackamas/Oak Grove 45 years*

North Fork 45 years

Sullivan 30 years

$180 million
(excluding AFUDC)

2006 through 2010

Fish passage and environmental work

* Discussions in process.

Round Butte

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

Engaged, Valued Workforce

Valued Workforce

Scorecard driven

Workforce development

Succession planning

Portland General Electric
POR
NYSE

Portland General Electric

PGE
Creating Value

High Customer Value

Active Corporate Responsibility

Reliable Reasonably Priced Supply

Engaged, Valued Workforce

Strong Financial Performance

12/ 31/05

12/ 31/04

12/ 31/03

Financial Statements

(in millions)

100%

100%

100%

Total

41.7%

41.0%

44.2%

Total Debt

0.9%

1.0%

1.2%

Preferred

57.4%

58.0%

54.6%

Equity

Capital Structure

$64

$92

$59

Net Income

Outlook

Sr. Unsecured

Sr. Secured

Bond Ratings (current)

Stable

BBB+

A-

Fitch

Stable

Baa2

Baa1

Moody’s

Negative

BBB

BBB+

S&P

Strong Financial Performance

Financial Highlights

Strong Financial Performance

Financial Highlights

Boardman deferral
request

2007 legislative
session

2007 general rate
case

Boardman outage

Senate Bill 408

$56 - $63

2006

2005

2004

2003

Boardman deferral
request

Annual variance tariff

Annual variance tariff

Responses

Boardman outage

Multnomah County
Business Income Tax

Poor hydro

Poor hydro

California receivable

Power Contract
disallowances

Poor hydro

Issues

$64

$92

$59

Net Income (in millions)

General Rate Case Filing

PGE Request:

8.9% or $143 million rate increase

10.75% ROE (current level 10.50%)

56% equity capital structure (current level 52%)

Annual variance tariff – power cost variances (intra-year)

Annual update tariff – power cost annual reset

Timing:

11.15.06
Opening
briefs due

12.01.06
Closing
briefs due

12.12.06

Oral
arguments

01.12.07

Commission
decision (tentative)

01.14.07
Effective date /
Statutory deadline
(tentative)

Strong Financial Performance

Strong Financial Performance

General Rate Case Status

Stipulations

Resource Valuation Mechanism
(RVM): net variable power costs
1/1/07    1/16/07

Operating and maintenance costs

Depreciation

Rate design

Key Outstanding Items

Cost of capital

Power costs and adjustment
mechanisms

Timing:

11.15.06
Opening
briefs due

12.01.06
Closing
briefs due

12.12.06

Oral
arguments

01.12.07

Commission
decision (tentative)

01.14.07
Effective date /
Statutory deadline
(tentative)

Other Regulatory and Legal Considerations

Boardman Coal Plant deferral

Senate Bill 408 (utility taxes)

Trojan Nuclear Plant: Recovery of return on investment

OPUC proceedings

Class action proceedings

California wholesale receivable

Strong Financial Performance

Strong Financial Performance

Capital Expenditures

Attractive growth opportunities through capital investment in core utility assets

Earnings expected to grow 4 to 5 percent per year over the long term

$237

$278

$333

$484

$375

Total capital expenditures

Depreciation and amortization

Total project capital expenditures

Ongoing capital expenditures4

Port Westward

Hydro relicensing

Biglow Wind Farm: Phase I 2

Boardman emissions control3

Advanced metering infrastructure3

Project (in millions)1

$199

$179

$176

$185

$218

$37

$200

$83

$195

$153

$180

$308

$176

$210

$165

–

$16

–

$18

$3

2010

–

$32

–

$18

$33

2009

2008

2007

2006

–

$62

–

$18

$73

$12

$41

$225

–

$30

$159

$28

$22

–

$1

(1) Does not include AFUDC.

(2) Does not include potential Phases II and III.

(3) Under review.

(4) Includes maintenance and upgrades on transmission and existing generation as well as new customer connects.

$1,716
$2,009
$2,388
$2,512
$2,585
06E
07E
08E
09E
10E

45%
50%
51%
50%
48%
06E
07E
08E
09E
10E

S&P BBB: 50% to 60%

Strong Financial Performance

Average Rate Base (in millions)

Note: S&P target credit statistic range based on Business Position 5.

Debt/Capitalization

Earnings Guidance and Dividends

Earnings Guidance

2006: $0.90 to $1.00 per diluted share

Includes impact of Boardman outage
and no regulatory action on the
deferral request of $46 million ($28
million after-tax, $0.45 per diluted
share)

Reflects $42 million ($25 million after-
tax, $0.40 per diluted share) of
potential customer refunds for Senate
Bill 408

2007: $1.70 to $1.80 per diluted share

Does not include any ongoing impacts
of Senate Bill 408

Earnings expected to grow by 4 to 5
percent per year over the long term

Dividends

Current annualized dividend of 90
cents per share

Over the long term, we expect a
target dividend payout ratio in the
60 percent range

Strategy for Investment Success

Portland General Electric is a well-capitalized, stable
company with on-going growth opportunities

Stability

Vertically integrated,
regulated business

Strong balance sheet/
credit ratings

Experienced
management team

Supportive regulatory
environment

Growth

Strong load and
customer growth

Necessary and prudent
regulated rate base
investment opportunities

Earnings and dividend
growth

William J. Valach

Director, Investor Relations

503.464.7395

William.Valach@pgn.com

Portland General Electric Company

121 SW Salmon Street

Suite 1WTC0403

Portland, Oregon  97204

www.PortlandGeneral.com

Investor Relations Contact Information